UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

To Section 18 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 30, 2004

MEGOLA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada

000-49815

88-0492605

(State or other jurisdiction

(Commission

(I.R.S. employer

of incorporation)

File Number)

identification number)

446 Lyndock St., Suite 102, Corunna, Ontario N0N 1G0

(Address of principal executive offices) (Zip code)

(519) 481-0628

Registrant=s telephone number, including area code

None

(Former Address If Changed since Last Report)

Item 5.02

Appointment of Principal Officer

Effective September 30, 2004 the company appointed Don Greer to the position of Chief Operating Officer. The appointment is at will. Mr. Greer’s background and experience is set forth in a press release dated September 30, 2004, a copy of which is attached hereto as an exhibit to this Form 8-K.

Item 7

Financial Statements and Exhibits

 Exhibits

(99.1) Press Release dated September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Megola, Inc.

(Registrant)

Dated: October 1, 2004

By:  /s/ Joel Gardner

Joel Gardner, President